SCHEDULE 14A INFORMATION


                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                                 (Amendment No.)


Filed by the Registrant                             [X]
Filed by a party other than the Registrant          [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or
      Section.240-14a-12
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)



                          FRANKLIN MULTI-INCOME TRUST
                (Name of Registrant as Specified in its Charter)

                          FRANKLIN MULTI-INCOME TRUST
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:


     (5)   Total fee paid:

[ ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid:

     2)    Form, Schedule or Registration Statement No.:

     3)    Filing Party:

     4)    Date Filed:







                           FRANKLIN MULTI-INCOME TRUST

                        IMPORTANT SHAREHOLDER INFORMATION

We have enclosed important information about your Fund's annual shareholders' meeting scheduled for Tuesday, September 9, 2003 at 2:00 p.m. Pacific time. These materials discuss the Proposal to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, your proxy will be voted in accordance with the Trustees' recommendation on page 1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROXY STATEMENT. THEN, PLEASE FILL OUT AND SIGN THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS. RETURNING YOUR PROXY DOES NOT PRECLUDE YOU FROM ATTENDING THE MEETING, OR LATER CHANGING YOUR VOTE.


WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).















                          TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.











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                           FRANKLIN MULTI-INCOME TRUST

                  NOTICE OF 2003 ANNUAL SHAREHOLDERS' MEETING

The Annual Shareholders' Meeting (the "Meeting") of Franklin Multi-Income Trust (the "Fund") will be held at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, on Tuesday, September 9, 2003 at 2:00 p.m. Pacific time.

During the Meeting, shareholders of the Fund will vote on the following
Proposal:

o The election of Robert F. Carlson, S. Joseph Fortunato, and Frank W.T. LaHaye as Trustees of the Fund.

The Board of Trustees has fixed July 9, 2003, as the record date for the determination of shareholders entitled to vote at the Meeting.

                                 By Order of the Board of Trustees,

                                 Murray L. Simpson
                                 SECRETARY
San Mateo, California
Dated: August 7, 2003




















PLEASE SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.







                      This page intentionally left blank.








                           FRANKLIN MULTI-INCOME TRUST

                                 PROXY STATEMENT

o  INFORMATION ABOUT VOTING:

   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on July 9, 2003 are entitled to be present and to vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote, and each fractional share is entitled to a proportional fractional vote, on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about August 7, 2003.

   ON WHAT ISSUE AM I BEING ASKED TO VOTE?

   You are being asked to vote on one Proposal:

   o To elect three nominees to the position of Trustee.

   HOW DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE?

   The Trustees unanimously recommend that you vote FOR the election of the three nominees as Trustees.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don't specify a vote for the Proposal, your shares will be voted IN FAVOR of the election of the three nominees for Trustee.

   MAY I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

o  THE PROPOSAL: ELECTION OF TRUSTEES

   HOW ARE NOMINEES SELECTED?

   The Board of Trustees of the Fund (the "Board" or the "Trustees") has a Nominating Committee (the "Committee") consisting of Frank H. Abbott, III, Harris J. Ashton, Robert F. Carlson, S. Joseph Fortunato, Frank W.T. LaHaye and Gordon S. Macklin, Chairman, none of whom is an "interested person" as defined by the Investment Company Act of 1940, as amended. Trustees who are not interested persons of the Fund are referred to as "Independent Trustees." The Committee is responsible for the selection and nomination of candidates to serve as Trustee of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

   WHO ARE THE NOMINEES AND CURRENT MEMBERS OF THE BOARD OF TRUSTEES?

   The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of three Trustees, Robert F. Carlson, S. Joseph Fortunato, and Frank W.T. LaHaye expire. These trustees have been nominated for additional three-year terms, set to expire at the 2006 Annual Shareholders' Meeting. These terms continue, however, until successors are duly elected and qualified to serve, or until a Trustee's resignation, retirement, death or removal. All of the nominees are currently members of the Board. In addition, all of the current nominees and the Trustees are also directors and/or trustees of other investment companies in Franklin Templeton Investments.

   Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 17.6% and 15%, respectively, of its outstanding shares. Resources is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to Franklin Templeton Investments. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board and Trustee of the Fund, and Rupert H. Johnson, Jr., Senior Vice President and Trustee of the Fund, who are brothers, are the father and uncle, respectively, of Gregory E. Johnson, Vice President of the Fund.

   Each nominee is currently eligible and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or persons who may be nominated as Trustees.

   Listed below, for each nominee and Trustee, is a brief description of recent professional experience, ownership of shares of the Fund and shares of all funds in Franklin Templeton Investments.


NOMINEES FOR INDEPENDENT TRUSTEE TO SERVE UNTIL THE 2006 ANNUAL SHAREHOLDERS' MEETING:
                                                            NUMBER OF
                                                            PORTFOLIOS IN
                                                            FUND COMPLEX
                                              LENGTH OF     OVERSEEN BY        OTHER
NAME, AGE AND ADDRESS          POSITION       TIME SERVED   BOARD MEMBER*      DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------

ROBERT F. CARLSON (75)         Trustee        Since 2000    46                 None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and past President, Board of  Administration, California Public Employees
Retirement Systems (CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community
Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California
Department of Transportation.
---------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (71)       Trustee        Since 1989    133                None
One Franklin Parkway
San Mateo,CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
---------------------------------------------------------------------------------------------------

FRANK W.T. LAHAYE (74)         Trustee        Since 1989    105                Director, The
One Franklin Parkway                                                           California Center for
San Mateo, CA 94403-1906                                                       Land Recycling
                                                                               (redevelopment).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture
Management Company (venture capital).
----------------------------------------------------------------------------------------------------


INTERESTED TRUSTEES SERVING UNTIL THE 2004 ANNUAL SHAREHOLDERS' MEETING:
                                                            NUMBER OF
                                                            PORTFOLIOS IN
                                                            FUND COMPLEX
                                              LENGTH OF     OVERSEEN BY        OTHER
NAME, AGE AND ADDRESS          POSITION       TIME SERVED   BOARD MEMBER*      DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------

**EDWARD B. JAMIESON (55)      Trustee,       Trustee and   8                  None
One Franklin Parkway           President      President
San Mateo, CA 94403-1906       and Chief      since 1993
                               Executive      and Chief
                               Officer -      Executive
                               Investment     Officer
                               Management      -Investment
                                              Management
                                              since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or trustee, as the case may be, of other subsidiaries of Franklin Resources, Inc. and of five of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------

**CHARLES B. JOHNSON (70)      Trustee and    Trustee       132                None
One Franklin Parkway           Chairman of    since
San Mateo, CA 94403-1906       the Board      1989 and
                                              Chairman
                                              of the
                                              Board
                                              since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director,
Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director,
Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------

**RUPERT H. JOHNSON, JR. (62)  Trustee,     Trustee         115                None
One Franklin Parkway           President    since
San Mateo, CA 94403-1906       and Senior   1989 and
                               Vice         Senior
                               President    Vice
                                            President
                                            since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.
and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory
Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------


   INDEPENDENT TRUSTEES SERVING UNTIL THE 2005 ANNUAL SHAREHOLDERS' MEETING:
                                                            NUMBER OF
                                                            PORTFOLIOS IN
                                                            FUND COMPLEX
                                              LENGTH OF     OVERSEEN BY        OTHER
NAME, AGE AND ADDRESS          POSITION       TIME SERVED   BOARD MEMBER*      DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------

FRANK H. ABBOTT, III (82)      Trustee        Since 1989    105                None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director,
MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing)
(until 1996).

---------------------------------------------------------------------------------------------------

HARRIS J. ASHTON (71)          Trustee        Since 1989    132                Director, Bar-S
One Franklin Parkway                                                           Foods (meat
San Mateo, CA 94403-1906                                                       packing company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company)
(until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers) (until 1998).
----------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (75)         Trustee        Since 1992    132                Director, White
One Franklin Parkway                                                           Mountains Insurance
San Mateo, CA 94403-1906                                                       Group, Ltd. (holding
                                                                               company); Martek
                                                                               Biosciences
                                                                               Corporation; MedImmune,
                                                                               Inc. (biotechnology);
                                                                               Overstock.com (Internet
                                                                               services); and
                                                                               Spacehab, Inc.
                                                                               (aerospace services);
                                                                               and FORMERLY,
                                                                               Director, MCI
                                                                               Communication
                                                                               Corporation
                                                                               (subsequently known
                                                                               as MCI WorldCom, Inc.
                                                                               and WorldCom, Inc.)
                                                                               (communications
                                                                               services) (1988-2002).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman,
White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Edward B. Jamieson is considered an interested person of the Trust under the federal securities laws due to his position as Executive Vice President of Franklin Advisers, Inc., which is the Trust's adviser. Charles B. Johnson and Rupert H. Johnson, Jr., are brothers, and are the father and uncle, respectively, of Gregory E. Johnson, Vice President of the Fund.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of the equity securities of the Fund and of funds in Franklin Templeton Investments beneficially owned by the Fund's Trustees as of June 30, 2003.

INDEPENDENT TRUSTEES
                                                       AGGREGATE DOLLAR RANGE
                                                       OF EQUITY SECURITIES IN
                                                       ALL FUNDS OVERSEEN BY
                                                       THE BOARD MEMBER IN THE
                           DOLLAR RANGE OF EQUITY      FRANKLIN TEMPLETON
NAME OF BOARD MEMBER       SECURITIES IN THE FUND      FUND COMPLEX
-------------------------------------------------------------------------------
Frank H. Abbott, III       None                        Over $100,000
Harris J. Ashton           $1 - $10,000                Over $100,000
Robert F. Carlson          None                        Over $100,000
S. Joseph Fortunato        $1 - $10,000                Over $100,000
Frank W.T. LaHaye          $1 - $10,000                Over $100,000
Gordon S. Macklin          $10,001 - $50,000           Over $100,000


INTERESTED TRUSTEES
                                                       AGGREGATE DOLLAR RANGE
                                                       OF EQUITY SECURITIES IN
                                                       ALL FUNDS OVERSEEN BY
                                                       THE BOARD MEMBER IN THE
                           DOLLAR RANGE OF EQUITY      FRANKLIN TEMPLETON
NAME OF BOARD MEMBER       SECURITIES IN THE FUND      FUND COMPLEX
-------------------------------------------------------------------------------
Edward B. Jamieson         None                        Over $100,000
Charles B. Johnson         $50,001 - $100,000           Over $100,000
Rupert H. Johnson, Jr.     $1 - $10,000                Over $100,000


HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Trustees anticipate meeting at least 11 times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund pays the Independent Trustees $60 per month plus $40 per meeting attended. Board members who serve on the Audit Committee of the Fund and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a Board meeting. Fees payable by the Fund to certain Trustees are subject to reduction resulting from fee caps adopted by the boards in Franklin Templeton Investments limiting the total amount of fees payable to trustees who serve on other boards within Franklin Templeton Investments.

During the fiscal year ended March 31, 2003, there were 11 meetings of the Board and three meetings of the Audit Committee. Each of the Trustees attended at least 75% of the total number of meetings of the Board. There was 100% attendance at the meetings of the Audit Committee.

Certain Trustees and Officers of the Fund are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in the management fees and other fees received from Franklin Templeton Investments by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.


                                        TOTAL FEES       NUMBER OF BOARDS WITHIN
                       AGGREGATE      RECEIVED FROM      FRANKLIN TEMPLETON
                      COMPENSATION   FRANKLIN TEMPLETON  INVESTMENTS ON WHICH
NAME OF TRUSTEE      FROM THE FUND*   INVESTMENTS**      EACH TRUSTEE SERVES***
-------------------------------------------------------------------------------
Frank H. Abbott, III     $908           $164,214                28
Harris J. Ashton          954            372,100                45
Robert F. Carlson       1,170             95,070                14
S. Joseph Fortunato       889            372,941                46
Frank W.T. LaHaye         868            164,214                28
Gordon S. Macklin         917            363,512                45

*For the fiscal year ended March 31, 2003.

**For the calendar year ended December 31, 2002.

***We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the Board members are responsible.

The table above indicates the total fees paid to Independent Trustees by the Fund individually and then by all of the funds in Franklin Templeton Investments. These Trustees also serve as directors or trustees of other investment companies in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:


                                               LENGTH OF
NAME, AGE AND ADDRESS          POSITION        TIME SERVED
--------------------------------------------------------------------------------
CHARLES B. JOHNSON             Trustee and     Trustee since
                               Chairman of     1989 and
                               the Board       Chairman of the
                                               Board since
                                               1993

Please refer to the table "Interested Trustees serving until the 2004 Annual Shareholders' Meeting" for additional information about Mr. Charles B. Johnson.
--------------------------------------------------------------------------------

EDWARD B. JAMIESON             Trustee,        Trustee and
                               President       President
                               and Chief       since 1993
                               Executive       and Chief
                               Officer -       Executive
                               Investment      Officer
                                               -Investment
                                               Management
                                               since 2002

Please refer to the table "Interested Trustees serving until the 2004 Annual Shareholders' Meeting" for additional information about Mr. Edward B. Jamieson.
--------------------------------------------------------------------------------

RUPERT H. JOHNSON, JR.         Trustee,        Trustee
                               President       since
                               and Senior      1989 and
                               Vice            Senior Vice
                               President       President
                                               since 1992

Please refer to the table "Interested Trustees serving until the 2004 Annual Shareholders' Meeting" for additional information about Mr. Rupert H. Johnson, Jr.
-------------------------------------------------------------------------------

HARMON E. BURNS (58)           Vice            Since 1989
One Franklin Parkway           President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

MARTIN L. FLANAGAN (43)        Vice            Since 1995
One Franklin Parkway           President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

GREGORY E. JOHNSON (42)        Vice           Since 1989
One Franklin Parkway           President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Templeton Distributors, Inc.; President, Franklin Agency, Inc.; Vice President and Director, Franklin Advisers, Inc.; Director, Fiduciary Trust Company International; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

MURRAY L. SIMPSON (66)         Vice            Since 2000
One Franklin Parkway           President
San Mateo, CA 94403-1906       and
                               Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------

BARBARA J. GREEN (55)          Vice            Since 2000
One Franklin Parkway           President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and
Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------

DAVID P. GOSS (56)             Vice            Since 2000
One Franklin Parkway           President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------

KIMBERLEY H. MONASTERIO (39)   Treasurer    Treasurer since
One Franklin Parkway           and Chief    2000 and Chief
San Mateo, CA 94403-1906       Financial    Financial
                               Officer      Officer
                                            since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------



o  INFORMATION ABOUT THE FUND

   THE INVESTMENT MANAGER. The Investment Manager is Franklin Advisers, Inc. ("Advisers"), whose principal address is One Franklin Parkway, San Mateo, CA 94403. Advisers is a wholly owned subsidiary of Resources.

   THE FUND ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, Inc. ("FT Services"), whose principal address is also One Franklin Parkway, San Mateo, CA 94403. Under an agreement with Advisers, FT Services performs certain administrative functions, such as portfolio recordkeeping, for the Fund. FT Services is a wholly owned subsidiary of Resources.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is PFPC, Inc., P.O. Box 8030, Boston, MA 02266-8030.

   THE CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

   REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, dated March 31, 2003, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin/Templeton Investor Services, Inc., P.O. Box 997151, Sacramento, CA 95899-9983.

   PRINCIPAL SHAREHOLDERS. As of July 9, 2003, the Fund had 5,857,600.000 shares outstanding and total net assets of $44,007,026.13. The Fund's shares are listed on the NYSE (symbol: FMI). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of July 9, 2003, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

   In addition, to the knowledge of the Fund's management, as of July 9, 2003, no Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

o  AUDIT COMMITTEE

   The Board has a standing Audit Committee consisting of Messrs. LaHaye (Chairman), Abbott and Carlson, all of whom are Independent Trustees and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

   SELECTION OF INDEPENDENT AUDITORS. Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   AUDIT FEES. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $29,175 for the fiscal year ended March 31, 2003 and $30,775 for the fiscal year ended March 31, 2002.

   AUDIT RELATED FEES. The aggregate fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under "Audit Fees" above were $2,505 for the fiscal year ended March 31, 2003, and no such fees were paid for the fiscal year ended March 31, 202. The services for which these fees were paid included the semiannual review of shareholder reports and internal control testing and evaluation.

   In addition, the Audit Committee pre-approves PwC's engagements for audit-related services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. No such services were provided for the fiscal years ended March 31, 2003 and March 31, 2002.

   TAX FEES. No fees were paid to PwC for professional services rendered by PwC for tax compliance, tax advice and tax planning for the fiscal years ended March 31, 2003 and March 31, 2002.

   In addition, the Audit Committee pre-approves PwC's engagements for tax services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. No such services were provided for the fiscal years ended March 31, 2003 and March 31, 2002.

   ALL OTHER FEES. There were no fees billed for any other products or services provided by PwC for the fiscal year ended March 31, 2003 or the fiscal year ended March 31, 2002.

   In addition, the Audit Committee pre-approves PwC's engagements for other services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. No such services were provided for the fiscal year ended March 31, 2003 and March 31, 2002.

   AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee.

   AGGREGATE NON-AUDIT FEES. PwC did not render any non-audit services to the Fund, to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund for the fiscal year ended March 31, 2003 or for the fiscal year ended March 31, 2002.

   AUDIT COMMITTEE REPORT. The Fund's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter is attached as "Appendix A" to this proxy statement.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's independent auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, the independence of PwC, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the company's accounting principles.

   Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements.

   Accordingly, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2003 for filing with the U.S. Securities and Exchange Commission.

                                 AUDIT COMMITTEE
                                 Frank W.T. LaHaye (Chairman)
                                 Frank H. Abbott, III
                                 Robert F. Carlson


o  FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   SOLICITATION OF PROXIES. Your vote is being solicited by the Board. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute their proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Trustees and Officers of the Fund, or regular employees and agents of the Investment Manager, involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the Proposal to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. Forty percent of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   REQUIRED VOTE. Provided that a quorum is present, the Proposal to elect Trustees requires that the three nominees receiving the greatest number of votes be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

   Abstentions and broker non-votes will be treated as votes present at the meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will not be counted for purposes of obtaining approval of the Proposal.

   ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to elect three Trustees, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies for a period or periods of not more than 60 days in the aggregate. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

   SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in September, 2004. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, Attention: Secretary no later than April 2, 2004, in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at that meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2004 Annual Shareholders' Meeting without including the proposal in the Fund's proxy statement should notify the Fund at the Fund's offices of such proposal by June 16, 2004. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2004 Annual Shareholders' Meeting may exercise discretionary voting power with respect to any such proposal.

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters in accordance with the views of management.

                                 By order of the Board of Trustees,
                                 Murray L. Simpson
                                 SECRETARY

   Dated: August 7, 2003
   San Mateo, California




                                                                    APPENDIX A

                             AUDIT COMMITTEE CHARTER


I.    THE COMMITTEE.

      The Audit Committee ("Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee shall consist of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent" members, as defined in Item 3(a)(2) of SEC Form N-CSR ("Disinterested Board members"). Members shall be financially literate. At least one member of the Committee shall be designated by the Board as an "audit committee financial expert," as defined in Item 3(b) of SEC Form N-CSR, unless the Board determines that the Fund does not have an audit committee financial expert on the Committee.

II.   PURPOSES OF THE COMMITTEE.

      The function of the Audit Committee is to be directly responsible for overseeing the Fund's accounting and auditing processes, which shall include the appointment, compensation, retention and oversight of the work of the Fund's independent auditors ("auditors") engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. It is management's responsibility to maintain appropriate systems for accounting and internal controls. It is the auditors' responsibility to plan and carry out a proper audit and to report directly to the Committee.

      Consistent with such allocation of functions, the purposes of the Committee are:

     a) To oversee the Fund's accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

     b) To oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

     c) To act as a liaison between the auditors and the Board; and

     d) To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

III.  POWERS AND DUTIES.

      The Committee shall have the following powers and duties to carry out its purposes:

     a) To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence of the auditors in accordance with applicable law.

     b) To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

        1.  pre-approval of all audit and audit related services;

        2. pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        3. pre-approval of all non-audit related services to be provided by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

        4. establishment by the Committee, if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and
            (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the Committee; provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities
            Exchange Act of 1934, to management; subject, in the case of
            (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

      c) To meet with the auditors, including private meetings, as necessary to
        (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund's financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits; (iii) consider the auditors' comments with respect to the Fund's financial policies, procedures and internal controls and management's responses thereto, and (iv) to review the form of opinion the auditors propose to render.

     d) To receive and consider reports from the auditors:

        1.  as required by generally accepted accounting standards; and

        2.  annually and by update as required by SEC Regulation S-X, regarding:
            (w) all critical accounting policies and practices of the Fund to be used; (x) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors; (y) other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and (z) all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X.

      e) To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

      f) To investigate improprieties or suspected improprieties in Fund operations.

      g) In considering the independence of the auditors, to request from the auditors a written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund's investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund; to obtain and consider periodic reports from the auditors regarding whether the provision of non-audit services is compatible with maintaining the auditor's independence; and to request from the auditors a certificate that they are independent auditors under the Federal securities laws and are in compliance with all standards adopted by the Independence Standards Board.

     h) To review the experience and qualifications of the senior members of the auditors' team and the quality control procedures of the auditors.

     i) To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund's financial statements and accounting principles and practices.

     j) To review, at such times and in the manner deemed appropriate by the Committee, the results of the annual audit and financial statements, and the report of the auditors' audit of the Fund's annual financial statements, including footnotes and any significant audit findings.

     k) To consider management's evaluation of the Fund's disclosure controls and procedures in connection with certifications of the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer concerning (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data and have identified for the Fund's auditors any material weaknesses in internal controls; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls, and for any other purposes the Committee deems appropriate.

IV.   OTHER FUNCTIONS AND PROCEDURES OF THE COMMITTEE.

      a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III (c) above; and (ii) management's internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with the auditors, management and others, as and when it deems appropriate.

     b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund's adviser regarding accounting, internal accounting controls, or accounting matters; and (ii) the confidential, anonymous submission by employees of the Fund or the Fund's adviser of concerns regarding questionable accounting or auditing matters.

     c) The Committee shall have the authority to engage special counsel, experts and advisers as and when it determines necessary to carry out its duties and the Fund must provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee; and
         (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     d) The Committee shall have unrestricted access to the Fund's management and management of the Fund's adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

     e) The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

     f) The Committee shall review this Charter annually, or more frequently if it chooses, and recommend any changes to the Board.


                ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

The Committee shall comply with rules of the New York Stock Exchange, Inc.
and the U.S. Securities and Exchange Commission applicable to closed-end funds, including (i) the preparation of the Audit Committee Disclosure Report required to be included in the Fund's annual proxy statement; and (ii) the review and discussion of Fund financial statements and management policies in accordance with applicable Corporate Governance Rules of the New York Stock Exchange, Inc.





                                     PROXY

                           FRANKLIN MULTI-INCOME TRUST

              ANNUAL SHAREHOLDERS' MEETING - SEPTEMBER 9, 2003


The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Murray L. Simpson, Barbara J. Green and David P. Goss, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Multi-Income Trust (the "Company") that the undersigned is entitled to vote at the Franklin Multi-Income Trust Annual Shareholders' Meeting to be held at One Franklin Parkway, San Mateo, CA 94403-1907 at 2:00 p.m. Pacific time on September 9, 2003, including any postponements or adjournments thereof, upon any matters that may properly be acted upon at the Meeting.

THE BOARD OF TRUSTEES OF FRANKLIN MULTI-INCOME TRUST SOLICITS THIS PROXY. IT WILL BE VOTED AS SPECIFIED ON THE REVERSE. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL VOTE FOR THE PROPOSAL. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.


IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.



SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
  SIDE                                                                 SIDE


[X]       PLEASE MARK
          VOTES AS IN
          THIS EXAMPLE.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTES FOR PROPOSAL.

      Proposal:  Election of Trustees.

      NOMINEES:  (01) Robert F. Carlson, (02) S. Joseph Fortunato,
                 (03) Frank W.T. LaHaye


                 FOR        [  ]        [  ]    WITHHOLD
                 ALL                            FROM ALL
                 NOMINEES                       NOMINEES



    [   ]____________________________________________________
    (INSTRUCTION: To withhold authority to vote for any individual Nominee, write that nominee's name in the space provided above).


                             MARK HERE IF YOU PLAN TO ATTEND THE MEETING    [ ]


                             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]



                             Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, each holder must sign.


Signature: _____________________________  Date:_________________
Signature:______________________________  Date:_________________